Exhibit 99.2

Dex One Second Quarter 2012 Results Package July 25, 2012

Second Quarter Highlights Posted 53% digital bookings (1) growth • Exceeded full year target of 30% Bundled sales accounted for 58% of total bookings (2) • Bundles generated half of total bookings in first half of 2012 Continues to drive down costs • Cut $27mm of expenses YoY; $48mm in first half; targeting $90mm of reductions in 2012 Successfully completes loan and bond repurchases • Used $110mm of cash to retire $181mm of debt • Expect to retire at least $525mm of debt by year end Re-affirm and narrow full year guidance • On target for net revenue, Adjusted EBITDA and FCF • Beat second quarter ad sales guidance 1

Sales Trends 11% 7% 29% 34% 32% 53% -14% -18% -16% -11% -13% -13% -18% -21% -22% -18% -21% -24% 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Digital Total Print Bookings (year over year change) -17% -15% -14% -13% -16% -12% 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Digital Ad Sales(3) (year over year change) • Print bookings trends in line with industry performance • Solid digital bookings positively impacting total bookings performance - Total bookings performance is 11 points better than 2Q12 print bookings 2

Revenue, EBITDA & Expenses Trends $220 $195 $193 $157 $150 $141 $377 $344 $334 2Q11 1Q12 2Q12 Adjusted EBITDA Adjusted Expenses 42% 44% 42% (4) (4) Please see the appendix for reconciliations of non-GAAP financial measures to the most comparable GAAP measures. $ millions Continued cost management driving strong EBITDA 3 • QoQ and YoY expense reductions primarily driven by lower printrelated costs and headcount reductions

$141 $46 $7 $9 $79 2Q12 Adj. EBITDA Cash Interest Capex Working Capital & Other 2Q12 Free Cash Flow 2Q12 Adjusted EBITDA To Free Cash Flow $ millions (4) Please see the appendix for reconciliations of non-GAAP financial measures to the most comparable GAAP measures. Includes: cash taxes pension contribution seasonal factors 4

$300 $300 $300 $311 $212 $981 $967 $958 $825 $801 $753 $726 $696 $599 $570 $640 $628 $620 $563 $533 $2,504 $2,426 $2,316 $2,182 $2,033 2Q11 3Q11 4Q11 1Q12 2Q12 Dex One Corp. RHD Inc. Dex East Dex West Cash $ millions Adjusted Net Debt(5) Please see the appendix for reconciliations of non-GAAP financial measures to the most comparable GAAP measures. 5 • Used $110mm of cash to retire $181mm of debt • On track to retire $525mm of debt by end of 2012

2012 Guidance 3rd Quarter - YoY change in Ad Sales (13%) to (14%) Net revenue $1,250 to $1,300 Adjusted EBITDA(4) $525 to $575 Free cash flow $310 to $360 Metrics Current Guidance Please see the appendix for reconciliations of non-GAAP financial measures to the most comparable GAAP measures. $ millions 6

Safe Harbor Statement Certain statements contained in this presentation regarding Dex One Corporation's future operating results, performance, business plans, prospects, guidance and any other statements not constituting historical fact are “forward-looking statements” subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words “believe,” “expect,” “anticipate,” “intend,” “should,” “will,” “would,” “planned,” “estimated,” “potential,” “goal,” “outlook,” “may,” “predicts,” “could,” or the negative of such terms, or other comparable expressions, as they relate to Dex One Corporation or its management, have been used to identify such forward-looking statements. All forward-looking statements reflect only Dex One Corporation's current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to Dex One Corporation. Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause Dex One Corporation's actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements. Factors that could cause actual results to differ materially from current expectations include risks and other factors described in Dex One Corporation's publicly available reports filed with the SEC, which contain a discussion of various factors that may affect Dex One Corporation's business or financial results. Such risks and other factors, which in some instances are beyond Dex One Corporation's control, include: the continuing decline in the use of print directories; increased competition, particularly from existing and emerging digital technologies; ongoing weak economic conditions and continued decline in advertising sales; our ability to collect trade receivables from customers to whom we extend credit; our ability to generate sufficient cash to service our debt; our ability to comply with the financial covenants contained in our debt agreements and the potential impact to operations and liquidity as a result of restrictive covenants in such debt agreements; our ability to refinance or restructure our debt on reasonable terms and conditions as might be necessary from time to time; increasing interest rates; changes in the company's and the company's subsidiaries credit ratings; changes in accounting standards; regulatory changes and judicial rulings impacting our business; adverse results from litigation, governmental investigations or tax related proceedings or audits; the effect of labor strikes, lock-outs and negotiations; successful realization of the expected benefits of acquisitions, divestitures and joint ventures; our ability to maintain agreements with CenturyLink and AT&T and other major Internet search and local media companies; our reliance on thirdparty vendors for various services; and other events beyond our control that may result in unexpected adverse operating results. Dex One Corporation is not responsible for updating the information contained in this presentation beyond the published date, or for changes made to this document by wire services or Internet service providers. This presentation is being furnished to the SEC through a Form 8-K. The Company's Quarterly Report on Form 10-Q for the period ended June 30, 2012 to be filed with the SEC may contain updates to the information included in this presentation. We reference non-GAAP financial measures in this presentation. Please see the appendix for a reconciliation of non-GAAP measures to the most comparable GAAP measures. 7

Endnotes 8 1) Bookings is a non-GAAP statistical measure that represents sales activity associated with our print directories and Internetbased marketing solutions during the period. Bookings associated with our local customers represent signed contracts during the period. Bookings associated with our national customers represent what has been published or fulfilled during the period. The year over year change in bookings is calculated by dividing the difference between bookings in the current period and bookings generated in the prior year divided by bookings generated in the prior year. 2) For local customers, bundles are defined as sales that include multiple media products and marketing services incorporated into one of a limited number customizable sets reflecting specified pricing terms. For national customers, bundles are defined as sales that comprise print and digital solutions or services sold concurrently. 3) Advertising sales is another non-GAAP statistical measure and consist of sales of advertising in print directories distributed during the period and Internet-based products and services with respect to which such advertising first appeared publicly during the period. The year over year change in ad sales is calculated by dividing the difference between ad sales in the current period and adjusted ad sales in the prior year divided by adjusted ad sales in the prior year. Adjustments might be made to prior year’s ad sales in an attempt to create a same store sales metric. 4) Adjusted EBITDA and adjusted costs exclude the following items in the applicable periods: gain on sale of assets, net; gains on debt transactions, net; and stock based compensation and long-term incentive costs. 5) Represents principal outstanding, which includes the fair value discount. These figures differ from GAAP balances.

APPENDIX

Bank Loan Amortization Schedules 10 Note: Amortization schedules may change over time as a result of non-scheduled payments, such as optional prepayments. $ millions; as of 6/30/12 RHD Inc. Dex East Dex West 9/30/2012 9.3 - 4.8 12/31/2012 9.3 29.1 4.8 3/31/2013 10.8 29.1 4.8 6/30/2013 10.8 29.1 4.8 9/30/2013 10.8 29.1 4.8 12/31/2013 10.8 29.1 4.8 3/31/2014 10.8 29.1 4.8 6/30/2014 10.8 29.1 4.8 9/30/2014 10.8 29.1 4.8 Maturity 706.7 337.0 489.4 TOTAL 801.1 570.0 532.9

GAAP Reconciliations: Adjusted EBITDA 11 EBITDA and Adjusted EBITDA are not measurements of operating performance computed in accordance with GAAP and should not be considered as a substitute for net income (loss) prepared in conformity with GAAP. In addition, EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures of other companies. Management believes that these non-GAAP financial measures are important indicators of our operations because they exclude items that may not be indicative of, or related to, our core operating results, and provide a better baseline for analyzing our underlying business. Adjusted EBITDA for the three and six months ended June 30, 2012 is determined by adjusting EBITDA for (i) gain on Debt Repurchases, net and (ii) stock-based compensation expense and long-term incentive program. Adjusted EBITDA for the three months ended June 30, 2011 is determined by adjusting EBITDA for (i) impairment charges and (ii) stock-based compensation expense and long-term incentive program. Adjusted EBITDA for the six months ended June 30, 2011 is determined by adjusting EBITDA for (i) impairment charges, (ii) gain on sale of assets, net and (iii) stock-based compensation expense and long-term incentive program. $ millions Note: These schedules are preliminary and subject to change pending the Company's filing of its Form 10-Q. Please see accompanying reconciliation endnotes. Reconciliation of net income (loss) ‐ GAAP to EBITDA and Adjusted EBITDA 2012 2011 2012 2011 income (loss) ‐ GAAP 52.9 $ (602.1) $ 110.5 $ (546.7) $ (less): tax provision (benefit) 4.7 (163.7) 3.5 (143.5) Plus: interest expense, net 47.9 58.0 105.0 115.8 Plus: depreciation and amortization 105.0 61.9 208.7 116.0 EBITDA 210.5 $ (645.9) $ 427.7 $ (458.4) $Plus: Impairment charges (1) 801.1 801.1 Less: Gain on Debt Repurchases, net (2) (70.8) ‐ (139.6) ‐ Less: Gain on sale of assets, net (3) ‐ ‐ ‐ (13.4) Plus: Stock‐based compensation expense and long‐term incentive program 1.5 1.9 2.9 3.2 Adjusted EBITDA 141.2 $ 157.1 $ 291.0 $ 332.5 $ June 30, June 30, Three Months Ended Six Months Ended

GAAP Reconciliations: Free Cash Flow 12 $ millions Note: These schedules are preliminary and subject to change pending the Company's filing of its Form 10-Q. Please see accompanying reconciliation endnotes. 2012 2011 2012 2011 Net cash provided by operating activities 85.6 $ 103.1 $ 163.7 $ 212.6 $ Investment activities: Additions to fixed assets and computer software (6.9) (9.9) (11.9) (14.8) Proceeds from sale of assets ‐ ‐ ‐ 15.4 Net cash (used in) provided by investing activities (6.9) (9.9) (11.9) 0.6 Financing activities: Long‐term debt repurchases and repayments (109.8) (60.2) (323.5) (155.0) Debt issuance costs and other financing items, net (0.8) 0.2 (2.8) 0.4 Decrease in checks not yet presented for payment (0.4) (0.2) (0.5) (16.9) Net cash used in financing activities (111.0) (60.2) (326.8) (171.5) Increase (decrease) in cash and cash equivalents (32.3) 33.0 (175.0) 41.7 Cash and cash equivalents, beginning of period 115.2 136.6 257.9 127.9 Cash and cash equivalents, end of period 82.9 $ 169.6 $ 82.9 $ 169.6 $ Non‐cash financing activities: Reduction of debt from Debt Repurchases (2) 71.7 $ ‐ $ 144.3 $ ‐ $ Three Months Ended Six Months Ended June 30, June 30,

GAAP Reconciliations: Net Debt 2Q11 – 2Q12 13 $ millions Note: These schedules are preliminary and subject to change pending the Company's filing of its Form 10-Q. Please see accompanying reconciliation endnotes. June 30, 2012 March 31, 2012 December 31, 2011 September 30, 2011 June 30, 2011 Debt ‐ GAAP 2,068.8 2,244.0 2,510.4 2,551.7 2,597.0 Less:Cash & Cash Equivalents (82.9) (115.2) (257.9) (195.4) (169.6) Net Debt: 1,985.9 2,128.8 2,252.4 2,356.3 2,427.3 Fair Value Discount: 47.4 53.7 63.2 69.3 76.2 Net Debt ‐ Eliminating Fair Value Discount 2,033.3 2,182.5 2,315.6 2,425.6 2,503.5 Reconciliation of Debt‐ GAAP to Net Debt and Net Debt‐eliminating fair value discount (4)(5)

GAAP Reconciliations: 2012 Guidance 14 $ millions Note: These schedules are preliminary and subject to change pending the Company's filing of its Form 10-Q. Please see accompanying reconciliation endnotes. Full Year 2012 Reconciliation of adjusted EBITDA outlook to operating income - GAAP outlook Outlook Adjusted EBITDA outlook 550 $ Less: depreciation and amortization (415) Adjusted operating income outlook 135 Less: Stock-based compensation expense and long-term incentive program (10) Operating income - GAAP outlook 125 $ Full Year 2012 Reconciliation of adjusted free cash flow outlook to cash flow from operations outlook - GAAP Outlook Adjusted free cash flow outlook 335 $ Plus: Additions to fixed assets and computer software 30 Cash flow from operations outlook - GAAP 365 $

GAAP Reconciliations: Endnotes 15 Note: These schedules and notes are preliminary and subject to change pending the Company's filing of its Form 10-Q. 1) The Company concluded there were indicators of impairment as of May 31, 2011. As a result, we performed impairment tests of our goodwill, definite-lived intangible assets and other long-lived assets as of May 31, 2011. The impairment testing results for recoverability of our definitelived intangible assets and other long-lived assets indicated they were recoverable and thus no impairment test was required as of May 31, 2011. Based upon the testing results of our goodwill, we determined that the remaining goodwill assigned to each of our reporting units was fully impaired and thus recognized an aggregate goodwill impairment charge of $801.1 million during the second quarter of 2011, which was recorded at each of our reporting units. 2) On April 19, 2012, the Company utilized cash on hand of $26.5 million to repurchase $98.2 million aggregate principal amount of Dex One senior subordinated notes. On March 23, 2012, the Company utilized cash on hand of $69.5 million to repurchase loans under our credit facilities of $142.1 million. These debt transactions are hereby referred to as the "Debt Repurchases." The Debt Repurchases have been accounted for as an extinguishment of debt resulting in a non-cash, pre-tax gain of $70.8 million and $139.6 million during the three and six months ended June 30, 2012. 3) On February 14, 2011, we completed the sale of substantially all net assets of Business.com. As a result, we recognized a gain on sale of these assets of $13.4 million during the first quarter of 2011. 4) In conjunction with our adoption of fresh start accounting, an adjustment was established to record our outstanding debt at fair value on the Fresh Start Reporting Date. The Company was required to record our credit facilities at a discount as a result of their fair value on the Fresh Start Reporting Date. Therefore, the carrying amount of these debt obligations is lower than the principal amount due at maturity. This fair value adjustment is amortized as an increase to interest expense over the remaining term of the respective debt agreements and does not impact future scheduled interest or principal payments. The unamortized fair value adjustment resulting from fresh start accounting was $47.4 million at June 30, 2012. 5) Net debt represents total debt less cash and cash equivalents on the respective date. Net debt – eliminating fair value discount eliminates the fair value discount as a result of fresh start accounting described in Note 6 and represents principal amounts due at maturity.